UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549


                         GENERAL SIGNAL CORPORATION

                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                  	Date of Report					October 19, 1995
	                   (date of earliest event reported)


                        GENERAL SIGNAL CORPORATION
           (exact name of registrant as specified in its charter)


                               New York
              (State or other jurisdiction of incorporation)

                     		1-996		     			    16-0445660
	            (Commission File Number)			(IRS Employer)
						                               (Identification Number)


P.O. Box 10010
High Ridge Park, Stamford, Connecticut		    	   06904
(Address of principal executive offices)	    	(Zip Code)


                            (203) 329-4100
      (Registrant's telephone number, including area code)



ITEM 5.		OTHER MATTERS

The information is incorporated by reference to the press release dated October 19, 1995 filed as exhibit 99 to this form.





ITEM 7.

(c)  Exhibits

     		99  				Press Release dated October 19, 1995 announcing
               the resignation of Edmund M. Carpenter as
               chairman, chief executive officer and director of the
               corporation.




                       					SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                               					GENERAL SIGNAL CORPORATION





                                 						/s/ Edgar J. Smith
                               						-----------------------
					                                    Vice President
                                  General Counsel and Secretary



DATE:  November 2, 1995